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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 20, 1998




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 321-2100
             (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits.

(c) Exhibits

        The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-38071), as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, dated as of August 11, 1997, by and
                        among the Registrant, UBS Securities  (Portfolio), LLC,
                        and Union Bank of Switzerland, London Branch (filed as
                        Exhibit 4.01 to the Registrant's Current Report on Form
                        8-K dated August 11, 1997 and filed August 13, 1997 and
                        incorporated herein by reference)

             4.01       Purchase Agreement (filed as Exhibit 1.01 to this
                        Form 8-K)

             4.06       Statement of Designation of 6 3/4% Series A Convertible
                        Cumulative Preferred Shares of the Registrant (filed as
                        Exhibit 4.07 to the Registrant's Annual Report on Form
                        10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference)

             4.07       Statement of Designation of Series B Convertible
                        Preferred Shares of the Registrant (filed as Exhibit
                        4.01 to the Registrant's Current Report on Form 8-K dated June 29, 1998 and filed June 30, 1998 and incorporated herein by reference)

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)



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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 1998            CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ JERRY R. CRENSHAW JR.
                                         ------------------------------
                                             Jerry R. Crenshaw Jr.
                                             Co-Chief Financial Officer


                                    By: /s/ BRUCE A. PICKER
                                        -------------------------------
                                            Bruce A. Pucker
                                            Vice President, Treasurer and
                                            Co-Chief Financial Officer
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                                 EXHIBIT INDEX

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, dated as of August 11, 1997, by and
                        among the Registrant, UBS Securities  (Portfolio), LLC,
                        and Union Bank of Switzerland, London Branch (filed as
                        Exhibit 4.01 to the Registrant's Current Report on Form
                        8-K dated August 11, 1997 and filed August 13, 1997 and
                        incorporated herein by reference)

             4.01       Purchase Agreement (filed as Exhibit 1.01 to this
                        Form 8-K)

             4.06       Statement of Designation of 6 3/4% Series A Convertible
                        Cumulative Preferred Shares of the Registrant (filed as
                        Exhibit 4.07 to the Registrant's Annual Report on Form
                        10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference)

             4.07       Statement of Designation of Series B Convertible
                        Preferred Shares of the Registrant (filed as Exhibit
                        4.01 to the Registrant's Current Report on Form 8-K dated June 29, 1998 and filed June 30, 1998 and incorporated herein by reference)

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)
